SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 5, 2001
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

     The Ford Motor Company ("Ford") news release dated December 5, 2001 concerning an update to Ford's 2001 fourth quarter financial forecast, filed as
Exhibit 99 to this Current Report on Form 8-K, is incorporated by reference herein.

     To view slides concerning the update to Ford's 2001 fourth quarter financial forecast, presented by I. Martin Inglis, Ford's Chief Financial Officer, investors can visit the following web site: http://media.ford.com. Also, investors can access replays of a conference call hosted by Mr. Inglis that took place in the morning on December 5, 2001, by visiting one of the following web sites: www.streetfusion.com or www.streetevents.com.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 99                 Ford Motor Company News
                           Release dated
                           December 5, 2001              Filed with this Report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  December 5, 2001              By: /s/ S. P. Thomas
                                             -------------------
                                             S. P. Thomas
                                             Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 99                 Ford Motor Company News
                           Release dated
                           December 5, 2001



                                       -3-